UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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ENSYNC, INC.
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EnSync, Inc.

N93 W14475 Whittaker Way

Menomonee Falls, Wisconsin 53051

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2016

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of EnSync, Inc. to be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin 53051, on Monday, November 14, 2016 at 10:00 a.m., local time. At the 2016 Annual Meeting, shareholders will be asked to:

•	elect the three Class III directors nominated by the Board of Directors for three year terms;

•	vote, on a non-binding advisory basis, on the compensation paid to our named executive officers;

•	approve an amendment to the 2010 Omnibus Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares, and approve increased individual award limits and re-approve performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code;

•	approve an amendment to the 2012 Non-Employee Director Equity Compensation Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares; and

•	ratify the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm.

On or about October 10, 2016, we will mail to each of our shareholders paper copies of our proxy statement and annual report for fiscal 2016. The proxy materials contain this formal notice to each of our shareholders of our upcoming annual meeting. Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our shareholders.

We look forward to your attending either in person or by proxy. Your vote is important, and I hope that you will vote as soon as possible by following the voting instructions set forth in the enclosed proxy materials.

Very truly yours,

Bradley L. Hansen
Chief Executive Officer and President

October 10, 2016

EnSync, Inc.

N93 W14475 Whittaker Way

Menomonee Falls, Wisconsin 53051

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2016.

The notice of the annual meeting of shareholders and proxy statement are available at http://www.envisionreports.com/ESNC

Unless the context requires otherwise, all references to “we”, “us”, “our” or the “Company” refer to EnSync, Inc. and its subsidiaries. Our fiscal year ends on June 30 of each year. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended June 30, 2016 is referred to as “fiscal 2016”).

The enclosed proxy is solicited by the Board of Directors of EnSync, Inc. for use at the Annual Meeting of Shareholders to be held on Monday, November 14, 2016 at 10:00 a.m., local time, or at any postponement or adjournment of the annual meeting, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of shareholders. The annual meeting will be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin 53051.

The expenses of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by us. No solicitation other than by mail is contemplated, except that our officers or employees may solicit the return of proxies from certain shareholders by telephone.

Our Board of Directors recommends that our shareholders vote their shares:

“FOR” the three Class III directors nominated by the Board of Directors to serve until the 2019 annual meeting of shareholders;

“FOR” the approval, on a non-binding advisory basis, of the proposal regarding the compensation paid to our named executive officers;

“FOR” the proposal to amend the 2010 Omnibus Long-Term Incentive Plan to increase the number of shares reserved for issuance thereunder by 4,000,000 shares, and approve increased individual award limits and re-approve performance measures under the plan for purposes of Section 162(m) of the Internal Revenue Code;

“FOR” the proposal to amend the 2012 Non-Employee Director Equity Compensation Plan to increase the number of shares reserved for issuance thereunder by 1,200,000 shares; and

“FOR” the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm.

Only shareholders of record at the close of business on September 27, 2016 are entitled to notice of and to vote at the annual meeting. As of the record date, there were 47,752,821 shares of common stock, $0.01 par value per share, 2,300 shares of series B convertible preferred stock, $0.01 par value per share, and 28,048 shares of series C convertible preferred stock, $0.01 par value per share, issued and outstanding and entitled to vote at the annual meeting. Each holder of our common stock is entitled to one vote for each share of our common stock held as of the close of business on the record date, and each holder of our series B convertible preferred stock is entitled to one vote for each share of our common stock issuable upon conversion of our series B convertible preferred stock held as of the close of business on the record date. As of the record date, each share of our series B convertible preferred stock was convertible into 1,381 shares of common stock. Accordingly, each share of our series B convertible preferred stock is entitled to 1,381 votes on each matter presented at the annual meeting.

Based on an Amendment No. 1 to Schedule 13D jointly filed with the SEC on September 29, 2016 by (i) Melodious Investments Company Limited, a British Virgin Islands Company (“MICL”) and wholly owned subsidiary of Melodious International Investments Group Limited (“MIIGL”), (ii) MIIGL, a British Virgin Islands company wholly owned by Jilun He, and (iii) Jilun He, who is the sole director of both MICL and MIIGL (together with MICL and MIIGL, the “Reporting Persons”), the Reporting Persons indicated they shared power to vote or direct the vote of 8,000,000 shares of the Company’s common stock as of the record date.  In addition, as of the record date, Jilun He has the sole power to vote or direct the vote of 4,511,403 shares of the Company’s common stock and has the sole power to dispose or to direct the disposition of 4,511,403 shares of the Company’s common stock.  As of the record date, however, due to the provisions of the Wisconsin Business Corporation Law (the “WBCL”) described below, the voting power of the Reporting Persons at the annual meeting will be limited to 9,846,648 votes.  This amount represents approximately 20.62% of the outstanding shares of common stock as of the record date. Under the WBCL and the control share voting restrictions provided therein, the voting power of shares of a Wisconsin corporation held by any person or persons “acting as a group for the purpose of acquiring or holding securities” (including shares issuable upon conversion of convertible securities or upon exercise of options or warrants) in excess of 20% of the voting power in the election of directors is limited to 10% of the full voting power of those shares. This voting restriction applies to shareholders of a Wisconsin corporation unless such corporation has affirmatively provided otherwise in its articles of incorporation or another exemption applies.  These control share voting restrictions are applicable to the Reporting Persons because the Company has not affirmatively opted out of such restrictions in its articles of incorporation and no other exemption applies. In addition, under the WBCL and the business combination restrictions provided therein, a Wisconsin corporation may not complete a business combination (generally defined as a merger or share exchange) with a person who is the beneficial owner of 10% or more of the voting power of the corporation’s outstanding voting stock (an “interested stockholder”) within three years following the date of the share acquisition that caused the person to become an interested stockholder, unless the corporation’s board of directors approved such share acquisition before it took place. Because the Company’s board of directors did not approve the Reporting Persons’ acquisition of shares of the Company’s common stock, these restrictions would apply to any potential business combination involving the Reporting Persons.

The presence, in person or by proxy, of one-third of the total votes entitled to be cast on each matter at the annual meeting will constitute a quorum at the annual meeting. Abstentions and broker non-votes, which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote, will be treated as present for purposes of determining the quorum.

Directors are elected by a plurality of the votes cast by shareholders entitled to vote at the annual meeting, which means the three nominees receiving the most affirmative votes will be elected. On all other matters, an affirmative vote of at least a majority of the votes cast is required for approval.

The holders of the shares of our common stock and series B convertible preferred stock issued and outstanding as of the record date will vote together, on a combined basis, on each matter to be presented at the annual meeting.

Banks, brokers and other holders of record do not have discretionary authority to vote shares held in street name in connection with non-routine proposals, which include all the proposals other than the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm. As a result, broker non-votes will occur at the 2016 Annual Meeting with respect to these non-routine proposals. However, since broker non-votes are not counted as votes cast they will have no effect on the outcome of these proposals.

Banks, brokers and other holders of record have discretionary authority to vote shares held in street name, even if they do not receive instructions from the beneficial owner, on routine proposals, which includes the ratification of the appointment of an independent registered public accounting firm. Accordingly, if you do not provide your bank, broker or other holder of record with voting instructions with respect to this proposal, such holder will have discretionary authority to vote your shares held in street name on this proposal at the 2016 Annual Meeting. As a result of this discretionary authority, broker non-votes are not expected to occur in connection with Proposal 5 at the annual meeting.

We are mailing printed copies of this proxy statement, our Annual Report to Shareholders, and other proxy materials to our shareholders on or about October 10, 2016. These proxy materials contain the formal Shareholder Meeting Notice for the 2016 Annual Meeting (the “Notice”) and instructions as to how shareholders may submit proxies by telephone or over the Internet.

If a proxy is granted properly by using the Internet or telephone procedures specified in the proxy materials or a proxy card is properly signed and returned to us and not revoked, it will be voted in accordance with the instructions given. Each shareholder may revoke a previously granted proxy at any time before it is exercised by using the Internet or telephone procedures specified in the proxy materials or by submitting written notice of revocation or a duly executed proxy bearing a later date to us. Attendance at the annual meeting will not, in itself, constitute revocation of a proxy but a shareholder in attendance may request a ballot and vote in person, which revokes a prior granted proxy. Where a proxy is properly signed and returned without indicating any voting instructions regarding a proposal, the shares represented by the proxy will be voted in the manner recommended by the Board of Directors on all matters presented in this proxy statement.

The Board of Directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting, the proxy holders may vote any shares represented by proxy in their discretion.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 30, 2016 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•	each executive officer included in the Summary Compensation Table below;

•	each of our directors;

•	each person nominated to become director; and

•	all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o EnSync, Inc. at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. To our knowledge, and subject to applicable community property laws, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). The information does not necessarily indicate ownership for any other purpose. Under these rules, a person is deemed the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days after September 30, 2016, including the right to acquire shares of common stock subject to options, warrants or convertible preferred stock. Shares of common stock subject to options and warrants that may be exercised within 60 days after September 30, 2016 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage of common stock beneficially owned by the shareholder holding the options or warrants, but are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock outstanding as of September 30, 2016 is based upon 47,824,821 shares outstanding on that date.

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	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Common Stock		Shares Underlying Convertible Preferred Stock, Options and Warrants (1)		Total	Percentage of Class
Directors, Nominees and Executive Officers
Richard A. Abdoo	663,670		366,971		1,030,641	2.1%
Eric C. Apfelbach	153,365		139,151		292,516	*
Hoong Khoeng Cheong	-		-		-	*
Manfred E. Birnbaum	359,405		37,785		397,190	*
Kevin A. Dennis	7,262		133,400		140,662	*
Bradley L. Hansen	270,000		240,000		510,000	1.1%
Paul F. Koeppe	827,154		438,103		1,265,257	2.6%
Daniel A. Nordloh	4,000		91,000		95,000	*
James H. Ozanne	51,862		15,000		66,862	*
Theodore Stern	927,792	(2)	1,443,638	(3)	2,371,430	4.8%
Frederick Vaske	51,936		120,000		171,936	*
Dilek Wagner	-		76,733		76,733	*
Frederick D. Whisman	23,935		120,000		143,935	*
Directors, Nominees and Executive Officers as a group (13 persons)	3,340,382		3,221,781		6,562,163	12.9%

Five Percent Stockholders
Melodious Investments Company Limited (4)	13,168,513		-		13,168,513	27.5%

*	Less than one percent.

(1)	Includes shares of common stock issuable upon the exercise of warrants and stock options exercisable within 60 days of September 30, 2016 and shares of common stock underlying shares of series B convertible preferred stock convertible within 60 days of September 30, 2016. Does not include shares of common stock issuable upon the exercise of stock options not exercisable within 60 days of September 30, 2016. Also does not include shares of common stock underlying vested restricted stock unit awards that are issuable following separation from service as follows: Richard Abdoo (463,684 shares); Eric Apfelbach (144,000 shares); Manfred Birnbaum (121,105 shares); Bradley Hansen (270,000 shares); Paul Koeppe (502,098 shares); James Ozanne (410,552 shares); and Theodore Stern (203,640 shares).

(2)	617,187 of these shares are held by Bomoseen Associates, LP. Mr. Stern shares voting and dispositive power over these shares.

(3)	Includes shares of stock issuable upon the exercise of warrants and shares underlying shares of series B convertible preferred stock held by Bomoseen Associates, LP. Mr. Stern shares voting and dispositive power over these shares.

(4)	Consists of 13,168,513 shares beneficially owned by Melodious Investments Company Limited (“MICL”), a British Virgin Islands company and wholly owned subsidiary of Melodious International Investments Group Limited (“MIIGL”), which is a British Virgin Islands company wholly owned by Jilun He, who is the sole director of both MICL and MIIGL. Jilun He has the sole power to vote or to direct the vote of 5,168,513 shares and has the sole power to dispose or to direct the disposition of 5,168,513 shares. Each of MICL, MIIGL and Jilun He have the shared power to vote or to direct the vote of 8,000,000 shares and have the shared power to dispose or to direct the disposition of 8,000,000 shares. Does not include 17,000,000 shares of common stock underlying shares of series C convertible preferred stock not convertible within 60 days of September 30, 2016. The principal business address of each of MICL, MIIGL and Jilun He is Sea Meadow House, Blackburne Highway, (P.O. Box 116), Road Town, Tortola, British Virgin Islands. This information has been obtained from an Amendment No. 1 to Schedule 13D jointly filed by MICL, MIIGL and Jilun He with the SEC on September 29, 2016.

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PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight members and is divided into three classes serving terms of three years. Shareholders elect one class of directors at each annual meeting. Three directors are to be elected at this annual meeting to hold office until the 2019 annual meeting of shareholders or until a successor has been duly elected and qualified. Upon the recommendation of the Nominating/Governance Committee of our Board of Directors, the Board of Directors has nominated and recommended Eric C. Apfelbach, Paul F. Koeppe and Theodore Stern for election to the Board of Directors, each as a Class III director.

Shares represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted “FOR” the election of all the nominees named below. The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by the Board of Directors.

Election of the directors requires the affirmative vote of a plurality of the votes cast by the holders of our common stock and series B convertible preferred stock, voting together on a combined basis. Accordingly, the two director nominees receiving the most affirmative votes will be elected. An abstention or broker non-vote will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE NOMINEES LISTED BELOW

Information Concerning Directors and Nominees for Director

The following table sets forth the nominees to be elected at the annual meeting and continuing directors and, for each nominee and director whose term of office will extend beyond the annual meeting, the year such director was first elected as a director, the positions currently held by each director with us, the year each director’s current term will expire and the current class of each director.

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Nominee’s or Director’s Name and Year First Became Director	Age	Position with the Company	Year Current Term Will Expire	Current Class of Director

Nominees for Class III Directors:

Eric C. Apfelbach 2010	55	Vice Chairman and Director	2016	III

Paul F. Koeppe 2009	67	Chairman and Director	2016	III

Theodore Stern 2014	87	Director	2016	III

Continuing Directors:

Hoong Khoeng Cheong 2015	51	Director	2017	I

Bradley L. Hansen 2014	54	President, Chief Executive Officer and Director	2017	I

James H. Ozanne 1998	73	Director	2017	I

Richard A. Abdoo 2009	72	Director	2018	II

Manfred E. Birnbaum 2007	83	Director	2018	II

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led the Board of Directors to conclude that such director or nominee should serve on the Board of Directors.

Richard A. Abdoo is president of R.A. Abdoo & Co. LLC, an environmental and energy consulting firm. Prior to starting this business, he was chairman and chief executive officer of Wisconsin Energy Corporation (NYSE: WEC) from 1991 until his retirement in 2004. He also served as President from 1991 to 2003 and joined the company in 1975 as Director of Strategic Planning. During his administration, Wisconsin Energy Corporation grew to become a Fortune 500 company through a series of mergers and acquisitions. Mr. Abdoo currently serves as a director of NiSource Inc. (NYSE: NI), a natural gas and electric generation and distribution company. Mr. Abdoo previously served as a director of Renegy Holdings, Inc., M&I Marshall & Ilsley Corporation and AK Steel (NYSE: AKS), a steel products producer. He is currently a member of St. Jude’s Children’s Research Hospital’s Professional Advisory Board, a registered professional engineer in Michigan, Ohio, Pennsylvania and Wisconsin, and a longtime member of the American Economic Association. In 2000, Mr. Abdoo was awarded the Ellis Island Medal of Honor, presented to Americans of diverse origins for their outstanding contributions to their own ethnic groups and to American society. Honorees typically include U.S. presidents, Nobel Prize winners and leaders of industry. Mr. Abdoo received a Master of Arts degree in Economics from University of Detroit and a Bachelor of Science degree in Electrical Engineering from University of Dayton.

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Mr. Abdoo’s extensive knowledge of the energy and energy services industries, and his extensive experience serving on the boards of directors of other companies qualify him to serve as a member of our Board of Directors.

Eric C. Apfelbach has served as our Vice Chairman of the Board since July 2015. Mr. Apfelbach served as our Chief Executive Officer from January 2010 to July 2015. From December 2008 until September 2009, Mr. Apfelbach served as President and CEO of M2E Power, Inc., a start-up technology company. From August 2003 until November 2008, Mr. Apfelbach served as President, CEO and a member of the board of directors, including Chairman from 2004 to 2008, of Virent Energy Systems, Inc., a catalytic biofuel and chemical company. Before Virent, Mr. Apfelbach co-founded Alfalight, Inc. where, as President and CEO, he helped grow the high power diode laser company to 85 employees in two years and led the company through multiple financings. Prior to Alfalight, Mr. Apfelbach was Vice President of Global Sales and Marketing at Planar Systems, Inc. (Nasdaq: PLNR), a flat-panel display designer and manufacturer, and held operating responsibility for the LCD division. He began his career working as an engineer in the semiconductor industry, rising to senior management at Applied Materials, one of the world’s largest semiconductor equipment companies. In 2006, he was elected to the Board of the Wisconsin Technology Council. He also serves on the University of Wisconsin Department of Chemical and Biological Engineering Board of Visitors. Mr. Apfelbach received a Bachelor of Science degree in Chemical Engineering from the University of Wisconsin-Madison in 1984.

Mr. Apfelbach brings extensive business and leadership experience to the Board of Directors. With his significant knowledge of and breadth of experience in the high technology industry in general and the alternative energy industry in particular, he provides the Board of Directors with a vital understanding of our business.

Manfred E. Birnbaum has served on the Board of Directors since 2007 and has been an independent management consultant in the energy and power industries since 1994. Mr. Birnbaum’s consulting services include assistance on divestitures, contract dispute resolution, technology licensing, and developing marketing strategies. From 1982 to 1985, Mr. Birnbaum was Chief Executive Officer of English Electric Corp., a wholly owned subsidiary of General Electric Company of England. Prior to that, Mr. Birnbaum held various senior management positions at Westinghouse Electric Corporation between 1958 and 1982. Mr. Birnbaum serves as a director of STW Resources Holding Corp. (OTC: STWS), a water reclamation services company. Mr. Birnbaum earned a B.A. in mechanical engineering from Polytechnic Institute of the City University of New York and a Master of Science degree in Electrical Engineering from the University of Pennsylvania.

Mr. Birnbaum’s longstanding quality service as a member of our Board of Directors, as well as his significant experience serving as Chief Executive Officer of English Electric Corp., gives him an understanding of the role of the board of directors and management. He also brings to the Board of Directors expertise and leadership skills he has acquired as an executive and consultant in the energy and power industries.

Paul F. Koeppe has served as our Chairman since September 2010.  Mr. Koeppe was President, CEO and founder of Superconductivity, Inc., a manufacturer of superconducting magnetic energy storage systems, from 1988 to 1997 when it was acquired by American Superconductor Corp. (Nasdaq: AMSC), an electricity solutions company. He then served as Executive Vice President of Strategic Planning for American Superconductor until his retirement in 2001. From 1993 to 1995, Mr. Koeppe was acting CEO and chairman of the executive committee of the board of directors of Best Power, Inc., a supplier of uninterruptible power supply equipment. Mr. Koeppe also serves as a director of InContact, Inc. (Nasdaq: SAAS), a developer of contact center software. Mr. Koeppe also served as a director of Distributed Energy Systems Corp., from 2003 to 2010 and also as a member of the Board of Directors at Northern Power Systems from 1998 until 2003 when Northern was acquired by Distributed Energy Systems Corp. Prior to founding Superconductivity, Inc. Mr. Koeppe worked for Wisconsin Power and Light Company for 15 years in a variety of functions. He has earned a Bachelor of Arts degree in Business Administration from Lakeland College and Associate Degrees in Materials Management and Electrical Power Technology.

Mr. Koeppe’s extensive executive, managerial and leadership experience, including many years in the energy services industry, positions him well to serve as a member of our Board of Directors. His business acumen and experience on the boards of directors of numerous companies make him a valuable addition to our Board of Directors.

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Theodore Stern has served in several executive positions in the energy and software industries over his career.  He currently serves as Chairman of the Board of Directors of InContact, Inc. (Nasdaq: SAAS), a rapidly growing software-as-a-service company in Salt Lake City, UT.  Mr. Stern also was a Senior Executive Vice President and member of the Board of Directors of Westinghouse Electric Corporation until his retirement.  In his last position at Westinghouse Electric, Mr. Stern was responsible for multiple business units, including Power Generation, Energy Systems and Governmental and Environmental Affairs.  The businesses reporting to Mr. Stern totaled more than $3 billion in annual revenue and 50,000 employees.  Mr. Stern served as Vice Chairman of the Board of Directors of Superconductivity, Inc. of Madison, WI, a small technology company, until it was acquired in April 1997.  Mr. Stern also served on the board of directors of Copperweld Corporation of Pittsburgh, PA, a privately-owned steel and cable manufacturer, until its acquisition by LTV.  Mr. Stern also served on the board of directors of Northern Power Systems of Waitsfield, VT, a privately-owned manufacturer of renewable and distributed generation systems until it was acquired by Distributed Energy Systems Incorporated (DESC).  Mr. Stern also served on the board of directors of DESC.  Mr. Stern holds a Bachelor of Science degree in Mechanical Engineering from the Pratt Institute and a Master of Arts degree in Theoretical Mathematics from New York University.  He is a fellow of the American Society of Mechanical Engineers and a member of the National Academy of Engineering.  He is the author of a number of technical papers on nuclear power technology.

Mr. Stern brings his over 20-years of experience serving as a director with public companies to our Board of Directors. This experience, which includes service as chairman and as a member of audit, compensation and governance committees, provides our Board of Directors with a valuable perspective regarding public company governance, corporate management and strategy, and board practices.

Hoong Khoeng Cheong has more than 20 years of engineering and operation experience in solar and electronics industries. He has served in various management positions at LDK Solar Co., Ltd. from 2011 to 2014, and was appointed as the Chairman of the Management Board and Chief Executive Officer of Sunways AG, a publicly-listed company in Germany. In October 2014, LDK Solar Co., Ltd. and its U.S. subsidiaries filed for Chapter 15 bankruptcy protection in Wilmington, Delaware. Mr. Cheong previously served as the General Manager of SPI Solar, Inc. (as successor-in-interest via merger to Solar Power, Inc.) from 2007 to 2011 and was responsible for PV (Solar) system design and development, as well as the manufacturing of key components for solar modules and racking systems before joining LDK Solar Co., Ltd. Prior to joining the solar industry in 2007, Mr. Cheong spent 16 years in the electronics industry responsible for engineering development and manufacturing of liquid crystal display products, and he served as the Vice President of Engineering of an affiliate of Flextronics.

Mr. Cheong’s extensive executive, managerial and leadership experience, including many years in the solar industry, positions him well to serve as a member of our Board of Directors.

Pursuant to the Governance Agreement, dated as of July 13, 2015, between the Company and SPI Energy Co., Ltd. (the “Governance Agreement”), SPI Energy Co., Ltd. is currently entitled to nominate one director to our Board of Directors. Mr. Cheong has been nominated by SPI Energy Co., Ltd. in accordance with the Governance Agreement.

Bradley L. Hansen has served as our President and Chief Executive Officer since July 2015.  Mr. Hansen served as our President and Chief Operating Officer from May 2014 to July 2015.  Since December 2011, Mr. Hansen has also served as the Chief Executive Officer of Anhui Meineng Energy, our China joint venture company, where he has led Meineng’s organization and development.  In 2010, Mr. Hansen founded and continues to serve as Managing Partner of PowerSav Inc., a boutique private equity fund targeting China government policy supported markets.  Mr. Hansen has extensive expertise in the international renewable energy and semi-conductor industries, having held various executive positions with Applied Materials, Inc. (Nasdaq: AMAT) from 1989 to 2010.  While at Applied Materials, Mr. Hansen led global sales and site operation organizations for its solar product line, an important growth driver for the company.  Prior to this role, Mr. Hansen directed the acquisition and integration activities for Applied Materials strategic Applied Film Corporation (formerly Nasdaq: AFCO). Mr. Hansen also held a number of key product development and operations roles at Applied Materials, including Vice President and General Manager of the Chemical Mechanical Planarization Product Business Group.  Prior to Applied Materials, Mr. Hansen worked as an Engineer and Program Manager for the Boeing Electronics Company Division of The Boeing Company (NYSE: BA). Mr. Hansen holds a Bachelor of Science degree in Manufacturing Engineering from Brigham Young University and an MBA from Seattle University.

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Mr. Hansen brings to the Board of Directors deep knowledge of the Company’s industry and markets and broad management and business experience, including extensive experience doing business in China.

James H. Ozanne has served in executive and director positions in the financial services industries since 1972.  During this time he has held the positions of Chief Financial Officer, President, Chief Executive Officer and Chairman of several leasing, rental, and consumer finance businesses ranging from full service railcar leasing to general equipment finance and grocery pallet rental.  He was President and Chief Executive Officer of Nation Financial Holdings and its predecessor, US WEST Capital. Prior to that, he served as Executive Vice President of GE Capital responsible for the Consumer Finance and Operating Lease/Asset Management business units. Mr. Ozanne was a director of United Rentals, Inc. (NYSE: URI), the largest equipment rental company in the world, and is a director of NMI Holdings, Inc. (NASDAQ: NMIH).  Previously, Mr. Ozanne was Lead Independent Director of RSC Holdings Inc., a director of Financial Security Assurance Holdings Ltd. and Distributed Energy Systems Corp., Vice Chairman and director of Fairbanks Capital Corp. and Chairman of Source One Mortgage Corporation. Mr. Ozanne received a Bachelor of Science degree from DePaul University.

Mr. Ozanne brings financial and management expertise to our Board of Directors acquired through his experience as a chief financial officer and as an operating executive. He also possesses valuable director experience from having served on the boards of directors of numerous companies, including in the roles of chairman and lead independent director.

Information Concerning Executive Officers

Set forth below is background information relating to our executive officers:

Name	Age	Position
Bradley L. Hansen	54	Chief Executive Officer and President
Frederick Vaske	49	Chief Administrative Officer and Secretary
Daniel A. Nordloh	50	Executive Vice President of Global Business Development
Kevin A. Dennis	54	Vice President of Engineering and Product Development
Frederick D. Whisman	50	Vice President of Sales
Dilek Wagner	47	Vice President of Finance

Bradley L. Hansen is discussed above under Information Concerning Directors and Nominees for Director.

Frederick Vaske has served as Chief Administrative Officer and Secretary of the Company since September 2016. Mr. Vaske joined the Company in December 2015 as Vice President, Structured Finance where he brought 25 years of experience in project and asset finance, valuation and consulting. He has held senior finance positions in the solar industry for the last 10 years, and led the closing of over $2.5 billion in debt and equity transactions in the utility and commercial solar photovoltaic industries. Prior to joining EnSync, from 2009 to 2015, Mr. Vaske served as Vice President of project finance for Recurrent Energy, Hanwha Q CELLS USA and Scatec Solar USA. From 2007 to 2009, Mr. Vaske also served as Director, Structured Finance for SunPower where he negotiated solar Power Purchase Agreements with commercial customers, and led the company’s first financings of those contracts. Mr. Vaske holds an MA in Economics from Washington University in St. Louis and a BA in Mathematics and Economics from Claremont McKenna College.

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Daniel A. Nordloh joined the Company as Vice President of Sales, Marketing and Business Development in April 2010 and was appointed Executive Vice President of Global Business Development in November 2011. From August 2007 to April 2010 Mr. Nordloh served as Principle of Synapse Junction, LLC a boutique advisory practice founded to assist early stage and established companies with effective growth planning and execution initiatives. In his role at Synapse, Mr. Nordloh served in numerous leadership roles, including interim President and CEO of a technology company on behalf of a private equity group. From August 2005 to August 2007 Mr. Nordloh served as President and CEO of Naviant, Inc. (formerly MTM International), a consulting and technology firm. Mr. Nordloh presently serves on the Board of Directors of Anhui Meineng Energy, our China joint venture company, and the Board of Directors of Standard Imaging Inc. Mr. Nordloh previously served as President of the Board of the not-for-profit Family Support & Resource Center of Dane County, WI. He earned an MBA from the University of Wisconsin-Milwaukee and a BS degree in Behavioral Sciences from Eastern Kentucky University.

Kevin A. Dennis joined the Company as Vice President of Marketing and Sales in January 2008 and was appointed Vice President of Engineering and Product Development in 2010. Mr. Dennis has extensive expertise in the utility and renewable energy markets having held various engineering, sales and senior management roles with ABB (NYSE:ABB), a power and automation technologies company, most recently as Director, Advanced Power Electronics – North America. He also spent four years as both the sales and engineering manager for Omnion Power Engineering Corporation, a manufacturer of power electronics systems for advanced energy systems. His early career also includes five years as a design engineer with American Electric Power Service Corporation (AEP). He holds a Bachelor of Science degree in Electrical Engineering from Michigan Technological University, is a registered professional engineer in the State of California and is a member of the IEEE (Power Electronics Group). He participated as an industry representative in the working group for the development of Underwriters Laboratory standard, UL 741, for utility grid connected power converters. He also participates in various renewable energy and energy storage organizations.

Frederick D. Whisman joined EnSync as the Vice President of Sales in October 2015. From 2001 through 2014, Mr. Whisman has served as the founder and President of Sol Patch, LLC, a regional solar power project developer in the commercial and industrial (C&I) market segment. Prior to Sol Patch, Mr. Whisman served as Director of Commercial Accounts and in various sales management positions serving the C&I market for SunPower Corporation and PowerLight Corporation. Prior to his service at PowerLight, Mr. Whisman held various sales and business development roles in the electric vehicle, telecommunications and internet services industries.

Dilek Wagner is the Company’s Vice President of Finance. Ms. Wagner joined the Company in August 2011 as a Financial Reporting Analyst and was promoted to Director of Financial Reporting in January 2013 before being promoted to Vice President of Finance and Secretary in February 2014.  Prior to joining the Company, Ms. Wagner worked as a tax consultant and auditor at the public accounting firms of Ernst & Young LLP and Deloitte & Touche LLP.  Ms. Wagner holds a Bachelor of Arts in Economics and a Master of Science in Management from the University of Wisconsin-Milwaukee.

Corporate Governance Principles and Board Matters

Board Independence

The Board of Directors has determined that each of James H. Ozanne, Richard A. Abdoo, Manfred E. Birnbaum, Paul F. Koeppe and Theodore Stern is an independent director within the meaning of the director independence standards of the NYSE MKT (“NYSE MKT”). Furthermore, the Board of Directors has determined that all of the members of the Audit Committee, Compensation Committee and Nominating/Governance Committee are independent within the meaning of the director independence standards of NYSE MKT and the rules of the SEC applicable to each such committee.

Board Leadership Structure

The Board of Directors has an independent chairman, meaning that the positions of chairman of the Board of Directors and Chief Executive Officer are not held by a single individual. The Board of Directors believes that having an independent chairman ensures that management is subject to independent and objective oversight and the independent directors have an active voice in the governance of the Company.

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Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally held following each regularly scheduled in-person meeting of the Board of Directors. Executive sessions do not include any non-independent directors and are led by the chairman of the Board of Directors, who is independent. The independent directors of the Board of Directors met in executive session 6 times in fiscal 2016.

Policies Regarding Director Nominations

Director Qualifications

The Nominating/Governance Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and the current composition and needs of the Board of Directors.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term shareholder interests, personal integrity and sound business judgment. The Board of Directors seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our shareholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. However, the Nominating/Governance Committee does not have a formal policy concerning the diversity of the Board of Directors. All candidates for director nominee must have time available to devote to the activities of the Board of Directors. The Nominating/Governance Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to the Board of Directors, if the Nominating/Governance Committee believes that the candidate will make an exceptional contribution to us and our shareholders.

Process for Identifying and Evaluating Director Nominees

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection process to the Nominating/Governance Committee, with the expectation that other members of the Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, the Nominating/Governance Committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by other directors or shareholders or through such other methods as the Nominating/Governance Committee deems appropriate. Once candidates have been identified, the Nominating/Governance Committee confirms that the candidates meet the qualifications for director nominees established by the Nominating/Governance Committee. The Nominating/Governance Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that the Nominating/Governance Committee deems to be helpful in the evaluation process. The Nominating/Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the Nominating/Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors.

Policy for Recommendation of Director Nominees by Shareholders

The policy of the Nominating/Governance Committee is to consider properly submitted shareholder recommendations for director candidates in accordance with our Policies Regarding Recommendation of Director Candidates. Under our policy, recommendations for director candidates other than those made by the Board of Directors or the Nominating/Governance Committee must be made pursuant to timely notice in proper written form to the secretary of EnSync. To be timely, a shareholder’s recommendation of a candidate for election to the board at an annual meeting of shareholders, together with the written consent of such person to serve as a director, must be received by the secretary of EnSync not more than 120 days before the date our proxy statement was released to shareholders in connection with the previous year’s annual meeting. To be in proper written form, the notice must contain certain information concerning the nominee and the shareholder submitting the nomination and include:

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•	the name and address of the shareholder submitting the recommendation, the beneficial owner, if any, on whose behalf the recommendation is made and the director candidate;

•	the class and number of shares of our stock that are owned beneficially and of record by the shareholder and, if applicable, the beneficial owner, including the holding period for such shares as of the date of the recommendation;

•	full biographical information concerning the director candidate, including a statement about the director’s qualifications;

•	all other information regarding each director candidate proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission;

•	description of all arrangements or understandings among the shareholder and the candidate and any other person or persons pursuant to which the recommendation is being made;

•	description of all relationships between the candidate and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding us; and

•	a written consent of the candidate to be named in our proxy statement and stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.

Recommendations must be sent to the Chairman of the Nominating/Governance Committee c/o the Secretary, EnSync, Inc., N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051. Once the Nominating/Governance Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to the Board of Directors. The submission of a recommendation by a shareholder in compliance with these procedures will not guarantee the selection of the shareholder’s candidate or the inclusion of the candidate in the proxy statement for the annual meeting. A shareholder wishing to formally nominate a candidate (as opposed to recommending a candidate for nomination by the Board as described above) must do so by following the procedures set forth in our Amended and Restated By-laws (“Bylaws”).

Policy Governing Director Attendance at Annual Meetings of Shareholders

Our policy is to schedule a regular meeting of the Board of Directors on the same date as our annual meeting of shareholders and, accordingly, directors are encouraged to be present at such shareholder meetings. All of our then-current board members attended the 2015 annual meeting of shareholders.

Code of Ethics

Our Board of Directors adopted a Code of Business Conduct. The Code of Business Conduct, in accordance with Section 406 of the Sarbanes Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics. The Code of Business Conduct codifies the business and ethical principles that govern our business.

The Code of Business Conduct is designed, among other things, to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Compliance with applicable governmental laws, rules and regulations;

•	The prompt internal reporting violations of the ethics code to an appropriate person or persons identified in the code of ethics; and

•	Accountability for adherence to the Code.

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Our Code of Business Conduct has historically been posted and is available on our website at www.ensync.com. Additionally, this Code of Business Conduct is provided to all directors, officers and all other personnel upon joining the Company, and thereafter from time-to-time to any person, upon request, and without charge. A copy may also be obtained, free of charge, from us upon a request directed to EnSync, Inc., N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the code of ethics by posting such information on our website available at www.ensync.com or in our public filings with the SEC.

For more corporate governance information, you are invited to access the Corporate Governance section of our website available at www.ensync.com.

The Board of Directors and Its Committees

Board of Directors

Our Bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board and that the Board has the authority to increase the number of directors, fill any vacancies on the Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is eight.

The Board of Directors has standing audit, compensation, and nominating/governance committees. The Board of Directors held 6 meetings during fiscal 2016. Each director attended at least 75% of the full board meetings and meetings of committees on which he served during fiscal 2016. The Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by the Board of Directors. A copy of each committee charter is available at www.ensync.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

The following table sets forth the current members of each standing committee of the Board:

Audit:	James H. Ozanne (Chairman)
Richard A. Abdoo
Manfred E. Birnbaum
Paul F. Koeppe
Theodore Stern

Compensation:	Manfred E. Birnbaum (Chairman)
Richard A. Abdoo
Paul F. Koeppe
James H. Ozanne
Theodore Stern

Nominating/Governance:	Richard A. Abdoo (Chairman)
Manfred E. Birnbaum
Paul F. Koeppe
James H. Ozanne
Theodore Stern

Committees

The Audit Committee (1) reviews, monitors and reports to the Board of Directors on the adequacy of the Company’s financial reporting process and system of internal controls over financial reporting, (2) has the ultimate authority to select, evaluate and replace the independent auditor and is the ultimate authority to which the independent auditors are accountable, (3) provides the audit committee report for inclusion in our proxy statement for our annual meeting of shareholders and (4) establishes procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is required at all times to be composed exclusively of directors who, in the opinion of our Board of Directors, are free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles. We believe that all the members of the Audit Committee are independent directors as required by the listing requirements for the NYSE MKT. Our Board of Directors has determined that Mr. Ozanne qualifies as an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The Audit Committee met 6 times during fiscal 2016.

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The Compensation Committee (1) discharges the responsibilities of the Board of Directors relating to the compensation of our directors and executive officers, including approving individual executive officer compensation, (2) review and recommend to the Board of Directors compensation plans, policies and programs, (3) administers and implements the Company’s incentive compensation plans and equity-based plans, and (4) provides the compensation committee report for inclusion in our proxy statement for our annual meeting of shareholders. The Compensation Committee met 6 times during fiscal 2016.

The Nominating/Governance Committee (1) recommends to the Board of Directors persons to serve as members of the Board of Directors and as members of and chairpersons for the committees of the Board of Directors, (2) considers the recommendation of candidates to serve as directors submitted the shareholders of the Company, (3) assists the Board of Directors in evaluating the performance of the Board of Directors and the Board committees, (4) advises the Board of Directors regarding the appropriate board leadership structure for the Company, (5) reviews and makes recommendations to the Board of Directors on corporate governance and (6) reviews the size and composition of the Board of Directors and recommends to the Board of Directors any changes it deems advisable. The composition of the Board of Directors should encompass a broad range of skills, expertise, industry knowledge and diversity of opinion. The Nominating/Governance Committee met twice during fiscal 2016.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board of Directors may direct correspondence to such individuals c/o Frederick Vaske, Secretary, N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051.

All communications received in accordance with these procedures will be reviewed by the Secretary of the Company and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, communications that:

•	do not relate to the business or affairs of the Corporation or the functioning or constitution of the Board of Directors or any of its committees;

•	relate to routine or insignificant matters that do not warrant the attention of the Board of Directors;

•	are advertisements or other commercial solicitations;

•	are frivolous or offensive; or

•	are otherwise not appropriate for delivery to directors.

Role of the Board of Directors in Risk Oversight

The Board of Directors administers its risk oversight function directly and through the Audit Committee. The Board of Directors and the Audit Committee regularly discuss with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

Audit Committee Report

The Audit Committee of the Company has:

•	reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2016 with management;

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•	discussed with Baker Tilly Virchow Krause, LLP, our independent auditors (“Baker Tilly”), the matters required to be discussed by the Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (United States);

•	received the written disclosures and the letter from Baker Tilly required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

•	discussed with Baker Tilly the auditors’ independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended June 30, 2016.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE:
James H. Ozanne, Chairman
Richard A. Abdoo
Manfred E. Birnbaum
Paul F. Koeppe

Theodore Stern

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our shareholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances. The principal elements of our executive compensation program have to date included base salary, and long-term equity compensation in the form of restricted stock or stock options. We believe successful long term Company performance is more critical to enhancing shareholder value than short term results. For this reason and to conserve cash and better align the interests of management and our shareholders, we emphasize long-term performance-based equity compensation over base annual salaries.

Summary Compensation Table For 2016

The following table represents summary information regarding the compensation of each of Bradley L. Hansen, our President and Chief Executive Officer, Daniel A. Nordloh, our Executive Vice President of Global Business Development, Kevin A. Dennis, our Vice President of Engineering and Product Development, and Eric C. Apfelbach, our former Chief Executive Officer (the “named executive officers”), for fiscal 2016 and fiscal 2015.

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			Stock	Option	All Other
Current		Salary	Awards	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)
Bradley L. Hansen	2016	297,885	750,000	-	52,241	1,100,126
President and Chief Executive Officer	2015	245,000	608,400	-	58,877	912,277
Daniel A. Nordloh	2016	212,019	-	284,284	14,453	510,756
Executive Vice President	2015	190,115	-	85,221	17,754	293,090
Kevin A. Dennis	2016	212,019	-	284,284	7,769	504,072
Vice President of Engineering &	2015	197,500	-	40,189	7,900	245,589
Product Development
Eric C. Apfelbach	2016	13,301	-	44,381	127,955	185,637
Former Chief Executive Officer	2015	300,000	-	-	34,400	334,400

(1)	The amounts shown in this column indicate the full grant date fair value of restricted stock unit awards (“RSUs”) computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), excluding the effect of the forfeitures. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(2)	The amounts shown in this column indicate the full grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers.

(3)	The amounts set forth in this column consisted of (i) disability insurance reimbursement, (ii) health insurance payments, (iii) matching contributions to our 401(k) Plan, (iv) car allowance and commuting expense reimbursement, (v) apartment lease reimbursement and (vi) severance payments as follows:

				Matching
		Disability	Health	Contribution	Commuting	Apartment
		Insurance	Insurance	to 401(k)	Expense	Lease	Severance
	Year	($)	($)	Plan ($)	Reimbursement ($)	Reimbursement ($)	($)	Total ($)
Bradley Hansen	2016	-	-	-	20,501	31,740	-	52,241
	2015	-	-	-	28,057	30,820	-	58,877
Daniel A. Nordloh	2016	-	-	8,481	5,972	-	-	14,453
	2015	-	-	7,605	10,149	-	-	17,754
Kevin A. Dennis	2016	-	-	7,769	-	-	-	7,769
	2015	-	-	7,900	-	-	-	7,900
Eric C. Apfelbach	2016	845	496	-	1,614	-	125,000	127,955
	2015	6,768	3,641	7,392	16,599	-	-	34,400

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Outstanding Equity Awards at June 30, 2016

The following table presents information about unexercised options that were held by the named executive officers as of June 30, 2016.

	Options Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Bradley L. Hansen	240,000	120,000	(2)	-	1.72	07/03/20	750,000	(3)	277,500	750,000	277,500
Daniel A. Nordloh	-	360,000	(4)	-	0.37	06/28/24
	-	360,000	(5)	-	0.76	08/11/23
	48,000	-		72,000	1.02	09/16/22
	6,000	-		-	0.78	11/05/21
	4,000	-		-	1.90	09/06/20
	8,000	-		-	3.80	01/11/20
	5,000	-		-	4.55	08/29/19
	20,000	-		-	3.75	04/29/18
Kevin A. Dennis	-	360,000	(4)	-	0.37	06/28/24
	-	360,000	(5)	-	0.76	08/11/23
	60,000	-		60,000	0.48	12/11/22
	25,000	-		-	0.78	11/05/21
	18,000	-		-	1.90	09/06/20
	8,000	-		-	3.80	01/11/20
	20,000	-		-	6.40	02/03/18
	2,400	-		-	5.65	11/24/17
Eric C. Apfelbach							36,000	(6)	13,320
	25,000	50,000	(7)	-	0.85	07/13/23
	20,000	-		-	4.35	08/09/19
	10,000	-		-	2.45	06/30/18
	80,000	-		-	6.65	01/07/18

(1)	The market value of shares of restricted stock units is based on the closing price of our common stock on June 30, 2016 ($0.37).

(2)	Represents the unvested portion of an option grant that vests on July 3, 2016.

(3)	Represents the unvested portion of a restricted stock unit award that vests in three equal annual installments beginning on November 17, 2016.

(4)	Represents the unvested portion of an option grant which vests in three equal annual installments beginning on June 28, 2017.

(5)	Represents the unvested portion of an option grant which vests in three equal annual installments beginning on August 11, 2016.

(6)	Represents the unvested portion of a restricted stock unit award that vests on September 30, 2016.

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(7)	Represents the unvested portion of an option grant that vests in two equal annual installments beginning on June 30, 2017.

Employment Agreements

On May 19, 2014, Bradley L. Hansen entered into an employment agreement with us as our President and Chief Operating Officer and as a member of our Board of Directors which provides for a minimum base salary of $245,000.

Mr. Hansen’s employment agreement was amended on July 13, 2015 in connection with his appointment as Chief Executive Officer to increase his annual salary to $300,000 per year and extend the initial term until June 30, 2019.

If we terminate Mr. Hansen’s employment agreement for any reason other than for Cause or Disability (each as defined in the employment agreement) or Mr. Hansen terminates his employment for Good Reason (as defined in the employment agreement), or he dies, we must pay him a severance payment in an amount equal to the greater of (i) six months of his annual base salary as then in effect and (ii) payment of his base salary as then in effect for the remainder of the Term (as defined in the employment agreement), and he is entitled to certain benefits under COBRA. Additionally, if we terminate Mr. Hansen’s employment agreement for any reason other than for Cause (as defined in the employment agreement) or Mr. Hansen terminates his employment for Good Reason or Disability (each as defined in the employment agreement), or he dies, and such termination occurs before June 30, 2019, certain of the restricted stock units awarded to Mr. Hansen on July 13, 2015 that are subject to performance-based vesting conditions will vest as follows: the number of restricted stock units earned shall equal the product of (A) 750,000 and (B) a fraction, the numerator of which is the number of shares of shares of Series C Convertible Preferred Stock of the Company that have become eligible for conversion prior to such termination, and the denominator of which is 28,048. If his employment agreement is terminated for Disability, Mr. Hansen will be entitled to a severance payment in an amount equal to six months of his annual base salary as then in effect. Furthermore, Mr. Hansen will forfeit any options that have not vested at the time of termination for any reason, except that (i) upon a change of control, the options shall become immediately exercisable and fully vested and (ii) upon termination without Cause or due to Disability or upon resignation for Good Reason (as defined in the employment agreement), an additional 30,000 shares will become fully vested and exercisable.

On September 30, 2014, Daniel A. Nordloh entered into an amended and restated employment agreement with us to act as our Executive Vice President of Global Business Development and pursuant to which he is being paid a salary of $215,000.

If we terminate Mr. Nordloh’s employment agreement for any reason other than Cause or Disability (each as defined in the employment agreement) or Mr. Nordloh terminates his employment for Good Reason (as defined in the employment agreement) or Mr. Nordloh dies, we must pay him a severance payment in an amount equal to three months of his annual base salary as then in effect, and he is entitled to certain benefits under COBRA. If we terminate Mr. Nordloh’s employment agreement for Disability, we must pay him a severance payment in an amount equal to three months of his base salary as then in effect, and he is entitled to certain benefits under COBRA.

On September 30, 2014, Kevin A. Dennis entered into an amended and restated employment agreement to act as our Vice President of Engineering and Product Development and pursuant to which he is being paid a salary of $215,000.

If we terminate Mr. Dennis’ employment agreement for any reason other than Cause or Disability (each as defined in the employment agreement) or Mr. Dennis terminates his employment for Good Reason (as defined in the employment agreement) or Mr. Dennis dies, we must pay him a severance payment in an amount equal to six months of his annual base salary as then in effect, and he is entitled to certain benefits under COBRA. If we terminate Mr. Dennis’ employment agreement for Disability, we must pay him a severance payment in an amount equal to three months of his base salary as then in effect, and he is entitled to certain benefits under COBRA.

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On September 30, 2014, Eric C. Apfelbach entered into an amended and restated employment agreement with us to act as our Chief Executive Officer, which provided for a minimum base salary of $250,000. On July 13, 2015, Mr. Apfelbach’s employment agreement was terminated and he was appointed Vice Chairman. Upon his termination and pursuant to the terms of his employment agreement, Mr. Apfelbach was paid $125,000 in severance, which was an amount equal to six months of his base salary then in effect. In connection with his appointment as Vice Chairman, Mr. Apfelbach was granted a stock option grant covering 75,000 shares of common stock that vests in three equal annual installments and he entered into a Professional Services Agreement with the Company pursuant to which he provides certain consulting services to the Company and is paid at an hourly rate commensurate with the salary he was receiving under his employment agreement.

As a condition of these employment agreements, Mr. Hansen, Mr. Nordloh, Mr. Dennis and Mr. Apfelbach each entered into a restrictive covenant agreement with the Company. Each restrictive covenant agreement contains, among other terms, covenants prohibiting the officer from competing with the Company during his employment and at any time during the 24 months following termination for any reason and a requirement for him to keep all confidential information of the Company strictly confidential during his employment and for a period of 24 months after termination of employment.

Director Compensation

2016 Compensation Policy for Non-Employee Directors

On November 17, 2015, the Board of Directors adopted the following compensation policy for members of the Board of Directors who are not officers or employees of the Company or any subsidiary of the Company or affiliates of SPI Energy Co., Ltd. (“non-employee directors”):

•	An annual equity retainer in the amount of $72,000, payable as follows. The annual equity retainer for a non-employee director for a year will be awarded as of the date of the annual meeting of shareholders of the Company (the “Annual Meeting”) in the form of restricted stock units (“RSUs”) under the Company’s 2012 Non-Employee Director Equity Compensation Plan (or any successor plan thereto) (the “Non-Employee Director Stock Plan”). The RSUs will have the following terms and conditions: (A) the number of RSUs is determined by dividing the dollar amount of the award by the closing price of the Company’s common stock on the first business day preceding the Annual Meeting, rounded up to the next whole share; (B) 25% of the RSUs vest on the date of grant, and the remaining RSUs vest 25% each on March 31, June 30 and September 30 following the Annual Meeting, provided the non-employee director remains in continuous service with the Board through the applicable vesting date; (C) the RSUs vest earlier in the event of a “Change in Control” of the Company (as defined in the Non-Employee Director Stock Plan); (D) except in the case of Mr. Birnbaum’s and Mr. Stern’s RSUs, vested RSUs are payable upon the earlier of (x) the date that is six months after the non-employee director “separates from service” with the Board (within the meaning of Section 409A of the Internal Revenue Code) or (y) the date of a Change in Control (provided that the Change in Control is a permissible “change in control” payment event within the meaning of Section 409A of the Internal Revenue Code); (E) Mr. Birnbaum’s and Mr. Stern’s vested RSUs are payable on vesting; (F) vested RSUs are payable in the form of one share of common stock of the Company for each vested RSU then payable; and (G) the RSUs will otherwise be subject to the terms of the Non-Employee Director Stock Plan and will be evidenced by an appropriate RSU award agreement.

•	In addition, an annual retainer in the amount of $24,000, payable in cash quarterly in arrears.

•	In addition, an annual Chairman’s retainer in the following amounts, payable in cash quarterly in arrears: $50,000 for the Chairman of the Board; $12,000 for the Chairman of the Audit Committee and for the Chairman of the Compensation Committee; and $8,000 for the Chairman of the Nominating and Governance Committee.

•	In addition, an annual committee membership fee in the amount of $6,000 for each committee of the Board on which the non-employee director serves, payable in cash quarterly in arrears, provided the non-employee director remains in continuous service with the Board through each applicable payment date.

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An employee of the Company who serves as a director receives no additional compensation for such service.

Non-Employee Director Compensation in 2016

The following table provides compensation information for the one-year period ended June 30, 2016 for each non-employee member of our Board of Directors.

	Fees Earned
	or Paid in	Stock Awards	Option Awards
Name	Cash ($)	($)(1)(2)	($)(1)(2)	Total ($)
Richard A. Abdoo	35,000	72,000	-	107,000
Eric C. Apfelbach	18,000	72,000	44,381	134,381
Manfred E. Birnbaum	48,000	72,000	-	120,000
Paul F. Koeppe	81,000	72,000	-	153,000
James H. Ozanne	48,000	72,000	-	120,000
Theodore Stern	36,000	72,000	-	108,000

(1)	The amounts shown in this column indicate the full grant date fair value of restricted stock unit or option awards, respectively, awards computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award’s vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our consolidated financial statements included in our Annual Report on Form 10-K. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

(2)	The aggregate number of restricted stock unit awards and option awards outstanding on June 30, 2016 and held by each non-employee director was as follows:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Restricted Stock Unit Awards
Richard A. Abdoo	15,000	463,684
Eric C. Apfelbach	185,000	144,000
Manfred E. Birnbaum	15,000	157,105
Paul F. Koeppe	55,000	502,097
James H. Ozanne	15,000	410,552
Theodore Stern	15,000	239,640

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plan under which our equity securities are authorized for issuance to our employees and/or directors: the 2010 Omnibus Long-Term Incentive Plan; and the 2012 Non-Employee Director Equity Compensation Plan. We also maintain the following three equity compensation plans, which are frozen and under which no new grants will be made: the 2002 Stock Option Plan, the Employee Stock Option Scheme, and the 2007 Equity Incentive Plan. Each of the foregoing equity compensation plans was approved by our shareholders. The following table presents information about these plans as of June 30, 2016.

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	Number of				Number of securities
	securities to be				remaining available for
	issued upon		Weighted average		future issuance under
	exercise of		exercise price of		equity compensation
	outstanding options,		outstanding options,		plans (excluding
Plan Category	warrants and rights		warrants and rights		securities outstanding)
Equity compensation plans approved by security holders	9,617,604	(1)	$0.86	(2)	1,769,154	(3)
Equity compensation plans not approved by security holders	773,000	(4)	$2.93		None

(1)	Includes 2,341,687 outstanding restricted stock units under plans approved by our security holders.

(2)	Does not reflect restricted stock units included in the first column that do not have an exercise price.

(3)	Represents shares available for issuance under our 2010 Omnibus Long-term Incentive Plan and 2012 Non-Employee Director Equity Compensation Plan.

(4)	Consists of inducement option grants awarded to Mr. Apfelbach in connection with his hiring in January 2010, members of management of Tier Electronics LLC in connection with its acquisition in January 2011, Anthony Siebert in connection with his hiring in August 2012 and Mr. Hansen in connection with his hiring in May 2014. In connection with his hiring in January 2010, we awarded Mr. Apfelbach an inducement option grant to purchase 80,000 shares of common stock at an exercise price of $6.65 subject to certain time-based vesting requirements. In connection with our acquisition of Tier Electronics LLC in January 2011 we issued inducement option grants to purchase a total of 150,000 shares of common stock at an exercise price of $5.75 of which 33,000 remained outstanding at June 30, 2015. In connection with his hiring in August 2012, we awarded Mr. Siebert an inducement option grant to purchase 30,000 shares of common stock at an exercise price of $1.90 subject to certain time-based vesting requirements. In connection with his appointment as President and Chief Operating Officer in May 2014, we awarded Mr. Hansen an inducement option grant to purchase 360,000 shares of common stock at an exercise price of $1.72 subject to certain time-based vesting requirements. Also in connection with his appointment as President and Chief Operating Officer in May 2014, we awarded Mr. Hansen an inducement restricted stock unit award covering a total of 360,000 shares of common stock subject to certain performance-based vesting requirements, of which 270,000 of such restricted units were vested and earned in September 2015.

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PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proposal

We are providing our shareholders with the opportunity to express their views on our named executive officers’ compensation by casting their vote on this Proposal 2. This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

At our annual meeting of shareholders for 2015, 96% of the votes cast on the non-binding, advisory vote to approve the compensation of our named executive officers were voted in favor of the proposal. The compensation committee believes this affirms the shareholders’ support of our approach to executive compensation.

Our executive compensation program, which is described in detail in the “Executive and Director Compensation” section beginning on page 15, is intended to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our shareholders. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its shareholders.

Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding, we value the opinions of our shareholders and will consider the result of the vote when determining future executive compensation arrangements.

If this proposal is approved, our shareholders will be approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2016 Annual Meeting of Shareholders, is hereby approved.

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the foregoing resolution by the holders of our common stock and series B convertible preferred stock, voting together on a combined basis, is required to approve, on an advisory basis, such resolution. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

The Board recommends a vote “FOR” this Proposal 2.

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PROPOSAL 3—APPROVAL OF AMENDMENT NO. 4 TO
ENSYNC, INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN; AND APPROVAL OF SECTION 162(m) LIMITS AND CRITERIA

General

On August 26, 2010, our Board of Directors originally adopted the 2010 Omnibus Long-Term Incentive Plan, as amended by that certain Amendment No. 1 approved by the Company’s shareholders at their 2012 Annual Meeting of Shareholders on November 7, 2012, Amendment No. 2 approved by the Company’s shareholders at their 2014 Annual Meeting of Shareholders on November 18, 2014 and Amendment No. 3 approved by the Company’s shareholders at their 2015 Annual Meeting of Shareholders on November 17, 2015 (the “Omnibus Plan”). As of September 30, 2016, approximately 709,950 shares remained available for issuance under the Omnibus Plan. Our Board of Directors has determined that this remaining amount is insufficient to meet the Company’s equity compensation requirements.

On September 20, 2016, our Board of Directors approved Amendment No. 4 of the Omnibus Plan, described in this proposal (the “Omnibus Plan Amendment”), subject to shareholder approval. If approved by the shareholders, the Omnibus Plan Amendment will increase the number of shares available for issuance under the Omnibus Plan by 4,000,000 shares.

We are also asking shareholders to approve increased individual award limits, and to re-approve business criteria that can be used in establishing performance goals for performance awards granted under the Omnibus Plan, in each case as described in this Proposal 3, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

We are also asking shareholders to approve individual annual award limits for non-employee directors under the Omnibus Plan, for purposes of sound corporate governance.

A copy of the Omnibus Plan Amendment is attached as Appendix A to this Proxy Statement. The material terms of the Omnibus Plan, assuming the approval of the Omnibus Plan Amendment, are summarized below under the heading “Material Features of the Omnibus Plan.” This summary of the Omnibus Plan is not intended to be a complete description of the Omnibus Plan and is qualified in its entirety by the actual text of the Omnibus Plan, which is attached as Appendix A to the Company’s proxy statement for our 2010 Annual Meeting of Shareholders, filed with the SEC on September 24, 2010; Appendix A to the Company’s proxy statement for our 2012 Annual Meeting of Shareholders, filed with the SEC on September 25, 2012; Appendix A to the Company’s proxy statement for our 2014 Annual Meeting of Shareholders, filed with the SEC on October 9, 2014; and Appendix B to the Company’s proxy statement for our 2015 Annual Meeting of Shareholders, filed with the SEC on October 7, 2015.

Reasons for the Amendment

The purpose of the Omnibus Plan Amendment is to provide the Company with sufficient flexibility to continue to use the Omnibus Plan to further the Company’s compensation philosophy and programs. Our Board of Directors believes that the interests of the Company and our shareholders will be advanced if we can continue to offer our officers, non-employee directors, key employees, consultants and advisors the opportunity to acquire or increase a direct ownership interest in the operations and future success of the Company. In addition, the ability to obtain and retain new quality personnel by offering competitive compensation is of great importance to the success of the Company. However, our Board of Directors has determined that the current number of shares authorized for issuance under the Omnibus Plan is insufficient for the stated objectives of the Omnibus Plan. The Omnibus Plan Amendment will increase the number of shares available for issuance under the Omnibus Plan by 4,000,000 shares.

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Material Features of the Omnibus Plan

Administration of the Plan

Our Board of Directors has such powers and authorities related to the administration of the Omnibus Plan as are consistent with our corporate governance documents and applicable law. Pursuant to its charter, the Omnibus Plan is administered by our Compensation Committee (the “Administrator”).

Type of Awards

The following types of awards are available for grant under the Omnibus Plan: incentive stock options (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), cash- or stock-based performance awards and other stock-based awards.

Number of Authorized Shares

If shareholders approve the Omnibus Plan Amendment, subject to adjustment (in connection with certain changes in capitalization), the total number of shares of our common stock that will be reserved for issuance under the Omnibus Plan will be 10,787,710, all of which will be available for issuance under ISOs.

If shareholders approve the Omnibus Plan Amendment, subject to adjustment (in connection with certain changes in capitalization): the maximum number of stock options and SARs in the aggregate that may be granted to any grantee in any 12-month period will be 6,000,000; and the maximum number of shares with respect to stock-based performance awards (other than stock options and SARs) that are intended to qualify as “performance-based compensation” under Code Section 162(m) (“Section 162(m)”) that may be granted to any grantee in any 12-month period will be 9,000,000.

Shareholders are being asked to approve the foregoing increased limits for purposes of Section 162(m) under this Proposal 3.

We currently do not anticipate issuing awards in amounts that will cause us to use more than approximately one-third of the remaining available shares in any fiscal year. As a result we anticipate that the number of shares reserved for awards under the Omnibus Plan will be sufficient to cover our equity awards for at least fiscal 2017, 2018 and 2019.

Non-Employee Director Award Limits

If shareholders approve the Omnibus Plan Amendment, the maximum value of awards under the Omnibus Plan granted during any calendar year to any non-employee director, taken together with any cash fees paid to the director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of our Board of Directors and (ii) $350,000 for each non-employee director other than the Chair, except that awards granted to directors upon their initial election to our Board of Directors or the board of directors of an affiliate will not be counted towards these limits.

Share Counting

Shares underlying any outstanding stock options or other awards granted under our 2007 Equity Incentive Plan (formerly known as the ZBB Energy Corporation 2007 Equity Incentive Plan) or any other predecessor equity compensation plan of the Company that are forfeited, terminated or cancelled for any reason without issuance will again be available for the grant of new awards under the Omnibus Plan. If any award under the Omnibus Plan expires, or is terminated, surrendered or forfeited, in whole or in part, or the shares are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligations, the unissued shares covered by such award will again be available for the grant of awards under the Omnibus Plan. If shares issued pursuant to the Omnibus Plan are repurchased by or are surrendered or forfeited to the Company at no more than cost, such shares will again be available for the grant of awards under the Omnibus Plan. In addition, any substitute award will not be counted against the number of shares reserved under the Omnibus Plan.

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Eligibility and Participation

Eligibility to participate in the Omnibus Plan is limited to such employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as the Administrator may determine and designate from time to time. As of September 30, 2016, approximately 79 employees, 7 executive officers, 7 non-employee directors and 2 consultants would have been eligible to receive awards under the Omnibus Plan.

New Plan Benefits

The benefits that will be awarded or paid under the Omnibus Plan (as amended by the Omnibus Plan Amendment) cannot currently be determined. Awards granted under the Omnibus Plan are within the discretion of our Compensation Committee, and the committee has not determined future awards or who might receive them.

Stock Options and SARs

Grants of Stock Options and SARs. The Administrator may award ISOs, NSOs and SARs to grantees under the Omnibus Plan. SARs may be awarded either in tandem with or as a component of other awards or alone.

Exercise Price of Stock Options and SARs. The exercise price per share of a stock option will be at least 100% of the fair market value per share underlying the award on the grant date. A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share on the date of exercise over (2) the grant price of the SAR as determined by the Administrator. The grant price will be fixed at the fair market value of a share on the grant date. SARs granted in tandem with an outstanding stock option following the grant date of such option will have a grant price that is equal to the option’s exercise price, except that the SAR’s grant price may not be less than the fair market value of a share on the grant date of the SAR.

Vesting of Stock Options and SARs. The Administrator will determine the terms and conditions (including any performance requirements) under which a stock option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of a stock option intended to qualify as an ISO to a grantee that owns more than 10% of the total combined voting power of all classes of our outstanding shares (a “10% Shareholder”), the exercise price of the stock option will not be less than 110% of the fair market value of a share on the grant date. Additionally, a stock option will constitute an ISO only (1) if the grantee is an employee of the Company or a subsidiary of the Company, (2) to the extent such stock option is specifically designated as an ISO in the related award agreement, and (3) to the extent that the aggregate fair market value (determined at the time the stock option is granted) of the shares with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the Omnibus Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Stock Options and SARs. An stock option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). The Administrator has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Stock Options and SARs. Stock options and SARs will expire at such times as the Administrator determines. However, no stock option may be exercised more than 10 years from the grant date, or in the case of an ISO held by a 10% Shareholder, more than five years from the grant date.

Restricted Stock and RSUs

Restricted Stock. At the time a grant of restricted stock is made, the Administrator may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives. Unless the Administrator otherwise provides in an award agreement, holders of restricted stock will have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock. The Administrator may provide that any such dividends paid must be reinvested in shares, which may or may not be subject to the same vesting conditions and restrictions applicable to such restricted stock. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares or other similar transaction will be subject to the restrictions applicable to the original grant.

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The grantee will be required, to the extent required by applicable law, to purchase the restricted stock at a price equal to the greater of (1) the aggregate par value of the shares represented by such restricted stock or (2) the price, if any, specified in the award agreement relating to such restricted stock. If specified in the award agreement, the price may be deemed paid by services already rendered.

RSUs. An RSU is a bookkeeping entry representing the equivalent of shares awarded to a grantee. At the time a grant of RSUs is made, the Administrator may establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives. RSUs will not confer shareholder rights to grantees. The Administrator may provide that the holder of RSUs will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional RSUs.

Cash- and Stock-Based Performance Awards

Under the Omnibus Plan the Administrator may grant performance awards under which the grantee’s ability to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Administrator. The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may, subject to certain limitations in the case of a performance award intended to qualify as “performance-based compensation” under Section 162(m), exercise its discretion to reduce the amounts payable under any award subject to performance conditions.

We intend that performance awards granted to persons who are designated by the Administrator as likely to be “Covered Employees” within the meaning of Section 162(m) will, if so designated by the Administrator, qualify as “performance-based compensation” within the meaning of Section 162(m). The grant, exercise and/or settlement of such performance awards will be contingent upon achievement of pre-established performance goals that will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criterion. Performance goals will be objective and generally are intended to meet the requirements of Section 162(m). However, we also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts awarded or paid under any of our compensation programs, including the Omnibus Plan, may not qualify as “performance-based compensation” that is excluded from the limitation on deductibility under Section 162(m).

Under the Omnibus Plan, the maximum amount of each cash-based performance award intended to qualify as “performance-based compensation” under Section 162(m) granted to a grantee in any 12-month period may not exceed $2,000,000. Shareholders are being asked to re-approve this $2,000,000 limit for purposes of Section 162(m) under this Proposal 3.

One or more of the following business criteria for the Company will be used exclusively by the Administrator in establishing performance goals for such awards:

•	net sales;

•	revenue;

•	revenue growth or product revenue growth;

•	operating income (before or after taxes);

•	pre- or after-tax income (before or after allocation of corporate overhead and bonuses);

•	net earnings;

•	earnings per share;

•	net income (before or after taxes);

•	return on equity;

•	total shareholder return;

•	return on assets or net assets;

•	appreciation in and/or maintenance of, share price;

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•	market share;

•	gross profits;

•	earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization);

•	economic value-added models or equivalent metrics;

•	comparisons with various stock market indices;

•	reduction in costs;

•	cash flows or cash flows per share (before or after dividends);

•	return on capital (including return on total capital or return on invested capital);

•	cash flow return on investment;

•	improvement in or attainment of expense levels or working capital levels;

•	operating margins;

•	gross margins or cash margin;

•	year-end cash;

•	debt reductions;

•	shareholder equity;

•	implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel; and

•	to the extent permitted by applicable law, any other business criteria as determined by the Administrator.

Shareholders are being asked to re-approve the foregoing business criteria on which performance goals may be based for purposes of Section 162(m) in this Proposal 3.

Other Stock-Based Awards

The Administrator may grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our Common Stock. The terms of such other stock-based awards will be set forth in the applicable award agreements.

Change in Control.

Subject to the requirements and limitations of Code Section 409A, the Administrator may provide for any one or more of the following in connection with a Change in Control (as defined in the Omnibus Plan):

•	The Administrator may provide in any award agreement or, in the event of a Change in Control, may take such actions as it deems appropriate, to provide for the acceleration of the exercisability, vesting and/or settlement in connection with the Change in Control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the grantee’s service prior to, upon or following the Change in Control, to such extent as the Administrator may determine.

•	In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation, or other business entity or parent thereof (the “Acquiror”), may, without the consent of any grantee, either assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. The Administrator may determine that an award denominated in shares is deemed assumed if, following the Change in Control, the award confers the right to receive, subject to the terms and conditions of the Omnibus Plan and the applicable award agreement, for each share subject to the award immediately prior to the Change in Control, the consideration to which a holder of a share on the date of the Change in Control was entitled, but if such consideration is not solely common stock of the Acquiror, the Administrator may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share subject to the award, to consist solely of common stock of the Acquiror equal in fair market value to the per share consideration received by holders of stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of stock pursuant to the Change in Control on a contingent or delayed basis, the Administrator may determine the fair market value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration. Any award or portion thereof that is neither assumed nor continued by the Acquiror in connection with the Change in Control, nor exercised or settled as of the Change in Control, will terminate and cease to be outstanding upon the Change in Control.

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•	The Administrator may, without the consent of any grantee, determine that upon the occurrence of a Change in Control each or any award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Administrator) subject to the canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the Change in Control, reduced by the exercise or purchase price per share, if any, under the award. If any portion of such consideration may be received by holders of stock pursuant to the Change in Control on a contingent or delayed basis, the Administrator may determine such fair market value per share as of the time of the Change in Control on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration and, if such determination is made by the Administrator, the amount of such payment (reduced by applicable withholding taxes, if any) will be paid to grantees in respect of the vested portions of their canceled awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Deferral Arrangements

The Administrator may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards

Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Omnibus Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof). Neither restricted stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Administrator.

Separation from Service

The Administrator may provide in the applicable award agreements for actions that will be taken upon a grantee’s separation from service from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments

We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares upon the exercise of a stock option or pursuant to an award.

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Term of Plan

The authority to make grants under the Omnibus Plan is scheduled to terminate on November 10, 2020.

Amendment and Termination

The Administrator may, at any time and from time to time, amend, suspend or terminate the Omnibus Plan as to any shares as to which awards have not been made. An amendment will be contingent on approval of our shareholders to the extent stated by our Administrator, required by applicable law or required by applicable stock exchange listing requirements. No awards will be made after termination of the Omnibus Plan. No amendment, suspension or termination of the Omnibus Plan may, without the consent of the grantee, impair rights or obligations under any award previously awarded under the Omnibus Plan.

Clawback Policy

If any of the Company’s financial statements are required to be restated, the Company may recover all or a portion of any award made under the Omnibus Plan with respect to any fiscal year of the Company the results of which are negatively affected by the restatement. The amount to be recovered will be the amount by which the affected award exceeds the amount that would have been payable had the financial statements been initially filed as restated. In no event will the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

Further, all awards, amounts or benefits received or outstanding under the Omnibus Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A grantee’s acceptance of an award will be deemed to constitute the grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the grantee, whether adopted prior to or following the grant date of the award, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Federal Income Tax Consequences

The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Omnibus Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs and SARs. No taxable income is reportable when a NSO or SAR is granted. Upon exercise, generally, the grantee will have ordinary income equal to the fair market value of the underlying shares on the exercise date minus the exercise price. Any gain or loss upon the disposition of the shares received upon exercise will be capital gain or loss to the grantee (which can be short- or long-term gains or losses depending on how long the shares are held before sale).

ISOs. No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised). If the grantee exercises the ISO and then sells the underlying shares more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the grantee exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

Restricted Stock and RSUs. A grantee of restricted stock or RSUs will not have taxable income upon the grant unless, in the case of restricted stock, the grantee elects to be taxed at that time. Instead, the grantee will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

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Cash- and Stock-Based Performance Awards and Other Stock-Based Awards.Typically, a grantee will not have taxable income upon the grant of cash or stock-based performance awards or other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any shares received will constitute ordinary income to the grantee.

Tax Effect for the Company. We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Omnibus Plan (for example, upon the exercise of a NSO). In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

Because we are a public company, special rules limit the deductibility of compensation paid to our CEO and to each of our next three most highly compensated executive officers other than our CFO whose compensation is required to be reported annually in our proxy statement. Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1 million. The limitation on deductions does not apply, however, to qualified “performance-based compensation.” Certain awards under the Omnibus Plan, including stock options, SARs and cash- and stock-based performance awards, may qualify as “performance-based compensation” and, as such, would be exempt from the $1 million limitation on deductible compensation. We consider the impact of Section 162(m) when developing and implementing our executive compensation plans. We also believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Amounts awarded or paid under any of our compensation programs, including the Omnibus Plan, may not qualify as “performance-based compensation” that is excluded from the limitation on deductibility under Section 162(m).

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the foregoing resolution by the holders of our common stock and series B convertible preferred stock, voting together on a combined basis, is required to approve the Omnibus Plan Amendment and to approve the increased individual award limits and re-approve the business criteria that can be used in establishing performance goals for performance awards granted under the Omnibus Plan for purposes of Section 162(m). Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

Board Recommendation

Our Board of Directors recommends that our shareholders vote “FOR” approval of the Omnibus Plan Amendment and approval of the increased individual award limits and re-approval of business criteria that can be used in establishing performance goals for performance awards granted under the Omnibus Plan for purposes of Section 162(m).

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PROPOSAL 4—APPROVAL OF AMENDMENT NO. 3 TO
ENSYNC, INC. 2012 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

General

On September 6, 2012, our Board of Directors adopted the 2012 Non-Employee Director Equity Compensation Plan, as approved by the Company’s shareholders at their 2012 Annual Meeting of Shareholders on November 7, 2012, as amended by that certain Amendment No. 1 approved by the Company’s shareholders at their 2014 Annual Meeting of Shareholders on November 18, 2014 and Amendment No. 2 approved by the Company’s shareholders at their 2015 Annual Meeting of Shareholders on November 17, 2015 (the “Director Equity Plan). As of September 30, 2016, approximately 1,092,084 shares remained available for issuance under the Director Equity Plan. Our Board of Directors has determined that this remaining amount is insufficient to meet the Company’s equity compensation requirements.

On September 20, 2016, our Board of Directors approved the amendment of the Director Equity Plan described in this proposal (the “Director Plan Amendment”), subject to shareholder approval. If approved by our shareholders, the Director Plan Amendment will increase the number of shares available for issuance under the Director Equity Plan by 1,200,000 shares.

We are also asking shareholders to approve individual annual award limits for non-employee directors under the Director Equity Plan.

A copy of the Director Plan Amendment is attached as Appendix B to this Proxy Statement. The material terms of the Director Equity Plan, assuming the approval of the Director Plan Amendment, are summarized below under the heading “Material Features of the Director Equity Plan.” This summary of the Director Equity Plan is not intended to be a complete description of the Director Equity Plan and is qualified in its entirety by the actual text of the Director Equity Plan, which is attached as Appendix B to the Company’s proxy statement for our 2012 Annual Meeting of Shareholders, filed with the SEC on September 25, 2012 and Appendix C to the Company’s proxy statement for our 2015 Annual Meeting of Shareholders, filed with the SEC on October 7, 2015.

Reasons for the Amendment

The purpose of the Director Plan Amendment is to provide the Company with sufficient flexibility to continue to use the Director Equity Plan to further the Company’s compensation philosophy and programs. Our Board of Directors believes that the interests of the Company and our shareholders will be advanced if we can continue to offer our non-employee directors restricted stock unit (“RSU”) awards and the other types of awards as discussed below to help align the interests of our non-employee directors with those of our shareholders. However, our Board of Directors has determined that the current number of shares authorized for issuance under the Director Equity Plan is insufficient for the stated objectives of the plan. The Director Plan Amendment will increase the number of shares available for issuance under the Director Equity Plan by 1,200,000 shares.

Material Features of the Director Equity Plan

Administration of the Plan. Our Board of Directors has such powers and authorities related to the administration of the Director Equity Plan as are consistent with our corporate governance documents and applicable law. Our Board of Directors has the full power and authority to take all actions and to make all determinations required or provided for under the Director Equity Plan, any award or any award agreement, and has the full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Director Equity Plan that the Board deems to be necessary or appropriate to the administration of the plan.

Type of awards. Any type of award provided for in the Omnibus Plan is available for grant under the Director Equity Plan (except for ISOs). For information concerning the types of awards that may be made under the Director Equity Plan, see the section entitled “Material Features of the Omnibus Plan” under Proposal 3 above.

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Number of Authorized Shares. If shareholders approve the Director Plan Amendment, subject to adjustment (in connection with certain changes in capitalization), the total number of shares of our common stock that will be reserved for issuance under the Director Equity Plan will be 3,908,360.

We currently do not anticipate issuing awards in amounts that will cause us to use more than approximately one third of the remaining available shares in any fiscal year. As a result we anticipate that the number of shares reserved for awards under the Director Equity Plan will be sufficient to cover our equity awards to our non-employee directors for the current fiscal year and the next one to two fiscal years thereafter.

Annual Award Limits. If shareholders approve the Director Plan Amendment, the maximum value of awards under the Director Equity Plan granted during any calendar year to any director, taken together with any cash fees paid to the director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of our Board of Directors and (ii) $350,000 for each non-employee director other than the Chair, except that awards granted to directors upon their initial election to our Board of Directors or the board of directors of an affiliate will not be counted towards these limits.

Share Counting. If any award under the Director Equity Plan expires, or is terminated, surrendered or forfeited, in whole or in part, or the shares are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligations, the unissued shares covered by such award will again be available for the grant of awards under the Director Equity Plan. If shares issued pursuant to the Director Equity Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares will again be available for the grant of awards under the Director Equity Plan.

Eligibility and Participation. Eligibility to participate in the Director Equity Plan is limited to those members of our Board of Directors who are not current employees of the Company or any of its subsidiaries. As of September 30, 2016, 6 directors were eligible to receive awards under the Director Equity Plan.

New Plan Benefits. We cannot currently determine the total benefits or number of shares subject to awards that may be granted in the future under the Director Equity Plan. However, as discussed above under “Non-employee Director Compensation” and in accordance with our Director Compensation Policy, if the Director Plan Amendment is approved by the shareholders we anticipate that on the date of our 2016 annual meeting our non-employee directors will receive RSUs as indicated in the following table:

New Plan Benefits
Dollar Value	Number of Units
$432,000	490,495	(1)

(1)	Based on an assumed price of our common stock equal to $0.8807 per share, which was the volume weighted average closing price of our common stock for the 20-trading day period ending October 3, 2016.

Federal Income Tax Consequences. For information concerning the federal income tax consequences associated with awards that may be made under the Director Equity Plan, see the section entitled “Federal Income Tax Consequences” under Proposal 3 above.

Change in Control. Subject to the requirements and limitations of Section 409A if applicable, our Board of Directors may provide for any one or more of the following in connection with a Change in Control (as defined in the Omnibus Plan):

•	Except as may be provided otherwise in the applicable award agreement, upon a Change in Control, all restrictions with respect to outstanding awards under the Director Equity Plan will lapse and such awards will become vested and non-forfeitable.

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•	In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation, or other business entity or parent thereof (the “Acquiror”), may, without the consent of any grantee, either assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. Our Board of Directors may determine that an award denominated in shares is deemed assumed if, following the Change in Control, the award confers the right to receive, subject to the terms and conditions of the Director Equity Plan and the applicable award agreement, for each share subject to the award immediately prior to the Change in Control, the consideration to which a holder of a share on the date of the Change in Control was entitled, but if such consideration is not solely common stock of the Acquiror, our Board of Directors may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the award, for each share subject to the award, to consist solely of common stock of the Acquiror equal in fair market value to the per share consideration received by holders of stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of stock pursuant to the Change in Control on a contingent or delayed basis, our Board of Directors may determine the fair market value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any award or portion thereof that is neither assumed nor continued by the Acquiror in connection with the Change in Control, nor exercised or settled as of the Change in Control, will terminate and cease to be outstanding upon the Change in Control.

•	Our Board of Directors may, without the consent of any grantee, determine that upon the occurrence of a Change in Control each or any award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled will be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) subject to the canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property that will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the Change in Control, reduced by the exercise or purchase price per share, if any, under the award. If any portion of such consideration may be received by holders of stock pursuant to the Change in Control on a contingent or delayed basis, our Board of Directors may determine such fair market value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration and, if such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) will be paid to grantees in respect of the vested portions of their canceled awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards.

Deferral Arrangements. Our Board of Directors may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards. Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Director Equity Plan and no award will be assignable or transferable other than by will or laws of descent and distribution. If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award to certain family members (including trusts and foundations for the benefit thereof). Neither restricted stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by our Board of Directors.

Separation from Service. Our Board of Directors may provide in the applicable award agreements for actions that will be taken upon a grantee’s separation from service from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments. We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares upon the exercise of a stock option or pursuant to an award.

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Term of Plan. The authority to make grants under the Director Equity Plan is scheduled to terminate on November 7, 2022.

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on the foregoing resolution by the holders of our common stock and series B convertible preferred stock, voting together on a combined basis, is required to approve the Director Plan Amendment. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

Board Recommendation

Our Board of Directors recommends that our shareholders vote “FOR” approval of the Director Plan Amendment.

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PROPOSAL 5 —RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Proposal

The Audit Committee of the Board of Directors has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending June 30, 2017. We are presenting this selection to our shareholders for ratification at the annual meeting.

A representative of Baker Tilly is expected to be present at the annual meeting. In addition to having the opportunity to make a statement, Baker Tilly’s representative will be available to respond to any appropriate questions.

If the shareholders do not ratify the appointment of Baker Tilly, the Audit Committee will take such action into account in reconsidering the appointment of our independent registered public accounting firm for fiscal 2017.

Vote Required for Approval

The affirmative vote of a majority of the total votes cast on this proposal by the holders of our common stock and series B convertible preferred stock, voting together on a combined basis, shall constitute ratification of the selection of Baker Tilly as our independent registered public accounting firm for fiscal 2017. Abstentions will not be counted as voting and, therefore, will have no impact on the approval of the proposal. Broker non-votes are not expected not occur in connection with this proposal.

Board Recommendation

The Board of Directors recommends that the shareholders vote “FOR” ratification of the appointment of Baker Tilly as our independent registered public accounting firm for 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed or expected to be billed by Baker Tilly for fiscal 2016 and fiscal 2015, for audit and non-audit services, including “out-of-pocket” expenses incurred in rendering these services. The nature of the services provided for each category is described in the following the tables.

Fee Category	2016	2015
Audit Fees (1)	155,500	149,500
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	155,500	149,500

(1)	Audit fees include fees for professional services and expenses associated with the audits of our consolidated annual statements, reviews of our consolidated financial statements included in our Form 10-Qs, consents and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires all services to be provided by the Company’s independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by the Audit Committee. The Audit Committee approved all audit and permitted non-audit services provided by Baker Tilly during fiscal years 2015 and 2016.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Hoong Khoeng Cheong serves as a director of the Company. Mr. Cheong is an affiliate of SPI Energy Co., Ltd. (formerly known as Solar Power, Inc.) (“SPI”). In July 2015, we entered into a Securities Purchase Agreement with SPI, pursuant to which we sold to SPI for an aggregate purchase price of $33,390,000 a total of (i) 8,000,000 shares of common stock and (ii) 28,048 shares of Series C Convertible Preferred Stock which are convertible, subject to the completion of projects under our supply agreement with SPI (as described below), into a total of up to 42,000,600 shares of common stock. SPI was also issued a warrant to purchase 50,000,000 shares of common stock for an aggregate purchase price of $36,729,000. The Company also entered into a supply agreement with SPI pursuant to which the Company agreed to sell and SPI agreed to purchase certain products and services offered by the Company from time to time, including certain energy management system solutions for solar projects. To date, however, SPI has not made any such purchases under the supply agreement, and there can be no assurance that SPI will fulfill its purchase obligations thereunder. In addition, the Company also entered into a governance agreement with SPI, pursuant to which SPI is entitled to nominate one director to our Board of Directors for so long as SPI holds 10,000 shares of Series C Convertible Preferred Stock or 25 million shares of Common Stock or Common Stock equivalents.

James Koeppe, the son of Paul Koeppe, our Chairman of the Board of Directors, is a Manager at the Company and previously served as a consultant to the Company. In fiscal 2016, for his services as an employee of, and previously as a consultant to, the Company, James Koeppe received total compensation from the Company in the amount of $141,782, which includes an award of stock options with a grant date fair value of $16,607.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of our annual report and proxy statement will be sent to shareholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: EnSync, Inc., N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, Attention: Secretary or by calling the Company at (262) 253-9800. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

SHAREHOLDER PROPOSALS

In accordance with our Bylaws, nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2017 Annual Meeting of Shareholders must be received by us no earlier than June 17, 2017 and no later than August 16, 2017. Such nominations must also satisfy the other requirements for shareholders nominations set forth in our bylaws.

To be considered for inclusion in the proxy statement solicited by the Board of Directors, shareholder proposals for consideration at the 2017 Annual Meeting of Shareholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received by us at our principal executive offices by June 5, 2017. Such proposals must also satisfy the procedures set forth in Rule 14a-8 under the Exchange Act. Our Bylaws require shareholders who wish to make a proposal at the next annual meeting of our shareholders—other than one that will be included in our proxy statement—to notify us no later than August 16, 2017. Such proposals must also satisfy the other requirements for shareholders proposals set forth in our Bylaws.

Such nominations or proposals must be submitted to EnSync, Inc., N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin 53051, Attention: Secretary. To avoid disputes as to the date of receipt, it is suggested that any shareholder proposal be submitted by certified mail, return receipt requested.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than 10% of our outstanding common stock, to file initial reports of ownership with respect to our equity securities and reports of changes in such ownership with the SEC. Such persons are required by SEC rules to furnish us with all copies of Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, we believe that during the year ended June 30, 2016, all filing requirements were timely satisfied except for Mr. Apfelbach who filed a late Form 4 on September 9, 2016.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by us, and in addition to soliciting shareholders by mail, our directors, officers and other employees may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by our directors, officers and other employees may also be made of some of our shareholders in person or by mail, telephone or telegraph following the original solicitation. We may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of our stock held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

OTHER BUSINESS

 The Board of Directors knows of no business that will be presented for consideration at the annual meeting other than those items stated above. If any other business should come before the annual meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

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Appendix A

Amendment No. 4 of the

EnSync, Inc. 2010 Omnibus Long-Term Incentive Plan

This Amendment No. 4 (“Amendment”), dated September 20, 2016, of the 2010 Omnibus Long-Term Incentive Plan (the “Existing Plan”; as amended hereby, the “Plan”), of EnSync, Inc., a Wisconsin corporation (the “Company”), is made and adopted by the Company, subject to approval of the shareholders of the Company.

Statement of Purpose

The Existing Plan was originally approved by the Company’s Board of Directors (the “Board”) on August 26, 2010, and by its shareholders on November 10, 2010, and became effective on such date. The Existing Plan was previously amended pursuant to that certain Amendment No. 1, effective upon shareholder approval on November 7, 2012, that certain Amendment No. 2, effective upon shareholder approval on September 17, 2014, and that certain Amendment No. 3, effective upon shareholder approval on September 17, 2015. The Board may amend the Existing Plan at any time, pursuant to and subject to Section 5.2 of the Existing Plan, contingent on approval by the shareholders of the Company, if shareholder approval is required by applicable securities exchange rules or applicable law. The Board has determined that it is advisable and in the best interest of the Company to amend the Existing Plan to increase the number of shares of the Company’s common stock, par value $0.01, authorized for issuance under the Existing Plan by 4,000,000 shares, and to make the other changes to the Existing Plan described in this Amendment.

NOW, THEREFORE, the Existing Plan is hereby amended as follows, subject to approval by the shareholders of the Company:

1.        Capitalized Terms. All capitalized terms used and not defined herein shall have the meanings given thereto in the Existing Plan.

2.        Amendment of Section 3.3 of Existing Plan. The following paragraph is hereby added to Section 3.3 of the Existing Plan:

“Without limitation of the immediately preceding paragraph, all awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award shall be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted prior to or following the Grant Date of the Award, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.”

3.        Amendment of Section 4.1 of Existing Plan. Section 4.1 of the Existing Plan is hereby deleted in its entirety and replaced with the following:

“4.1.       Authorized Number of Shares

4.1.1.        Shares Available for Issuance

Subject to adjustment under Section 15, the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is the sum of (i) 7,950,000 plus (ii) effective upon September 20, 2016 (subject to shareholder approval), 4,000,000 shares. All of the shares of Common Stock available for issuance under the Plan shall be available for issuance as Incentive Stock Options. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.1.2.        Section 162(m) Limits

Subject to adjustment under Section 15, the maximum number of Options and SARs in the aggregate that may be granted to any one Grantee in any twelve (12)-month period shall be 6,000,000. Subject to adjustment under Section 15, the maximum number of shares with respect to stock-based Performance Awards (other than Options and SARs) that are intended to qualify as “performance-based compensation” under Code Section 162(m) that may be granted to any one Grantee in any twelve (12)-month period shall be 9,000,000.

4.1.3.        Non-Employee Director Award Limits

The maximum value of Awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an Affiliate during the calendar year (including the EnSync, Inc. 2012 Non-Employee Director Equity Compensation Plan), shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $350,000 for each non-employee director other than the Chair of the Board; provided, however, that awards granted to non-employee directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.1.3.”

4.        Reference to and Effect on the Plan. The Plan, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin.

*               *             *

Effective this 20th day of September 2016.

A-2

Appendix B

Amendment No. 3 of the

EnSync, Inc. 2012 Non-Employee Director Equity Compensation Plan

This Amendment No. 3 (“Amendment”), dated September 20, 2016, of the 2012 Non-Employee Director Equity Compensation Plan (the “Existing Plan”; as amended hereby, the “Plan”), of EnSync, Inc., a Wisconsin corporation (the “Company”), is made and adopted by the Company, subject to approval of the shareholders of the Company.

Statement of Purpose

The Existing Plan was originally approved by the Company’s Board of Directors on September 6, 2012, and by its shareholders on November 7, 2012, and became effective on such date. The Existing Plan was previously amended pursuant to that certain Amendment No. 1, effective upon shareholder approval on September 17, 2014, and pursuant to that certain Amendment No. 2, effective upon shareholder approval on September 17, 2015. The Board may amend the Existing Plan at any time, pursuant to and subject to Section 5.2 of the Existing Plan, contingent on approval by the shareholders of the Company, if shareholder approval is required by applicable securities exchange rules or applicable law. The Board has determined that it is advisable and in the best interest of the Company to amend the Existing Plan to increase the number of shares of the Company’s common stock, par value $0.01, authorized for issuance under the Existing Plan by 1,200,000 shares, and to make the other changes to the Existing Plan described in this Amendment.

NOW, THEREFORE, the Existing Plan is hereby amended as follows, subject to approval by the shareholders of the Company:

1.          Capitalized Terms. All capitalized terms used and not defined herein shall have the meanings given thereto in the Existing Plan.

2.          Amendment of Section 4.1 of Existing Plan. Section 4.1 of the Existing Plan is hereby deleted in its entirety and replaced with the following:

“4.1.       Authorized Number of Shares

4.1.1.        Shares Available for Issuance

Subject to adjustment under Section 9, the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is the sum of (i) 2,200,000 shares plus (ii) effective upon September 20, 2016 (subject to shareholder approval), 1,200,000 shares.

4.1.2.        Annual Award Limits

The maximum value of Awards granted during any calendar year to any Grantee, taken together with any cash fees paid to such Grantee during the calendar year and the value of awards granted to the Grantee under any other equity compensation plan of the Company or an Affiliate during the calendar year (including the EnSync, Inc. 2010 Omnibus Long-Term Incentive Plan), shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes): (i) $500,000 for the Chair of the Board and (ii) $350,000 for each Grantee other than the Chair of the Board; provided, however, that awards granted to Grantees upon their initial election to the Board or the board of directors of an affiliate shall not be counted towards the limit under this Section 4.1.2.”

3.        Amendment of Section 9.2.1.1 of Existing Plan. Section 9.2.1.1 of the Existing Plan is hereby deleted in its entirety and replaced with the following:

“9.2.1.1        Accelerated Vesting. Except as may be provided otherwise in the applicable Award Agreement, upon a Change in Control, all restrictions with respect to outstanding Awards shall lapse and such Awards shall become vested and non-forfeitable.”

4.        Reference to and Effect on the Plan. The Plan, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Wisconsin.

*           *           *

Effective this 20th day of September 2016.

B-2

EnSync

**IMPORTANT ANNUAL MEETING INFORMATION** 000004

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C123456789

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## Electronic Voting Instructions

**Available 24 hours a day, 7 days a week!**

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

**Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on November 14, 2016.**

**Vote by Internet**

- Go to **www.envisionreports.com/ESNC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

**Vote by telephone**

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.**

1. Election of Directors:

| | For | Withhold |
|---|---|---|
| 01 - Eric C. Apfelbach | ☐ | ☐ |
| 02 - Paul F. Koeppe | ☐ | ☐ |
| 03 - Theodore Stern | ☐ | ☐ |

+

| | For | Against | Abstain |
|---|---|---|---|
| 2. Approve, on an advisory basis, the compensation paid to the named executive officers of EnSync, Inc. | ☐ | ☐ | ☐ |
| 3. Approve the 2010 Omnibus Long-Term Incentive Plan Amendment. | ☐ | ☐ | ☐ |
| 4. Approve the 2012 Non-Employee Director Equity Compensation Plan Amendment. | ☐ | ☐ | ☐ |
| 5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2017. | ☐ | ☐ | ☐ |

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

**B Non-Voting Items**

**Change of Address** — Please print new address below.

**Comments** — Please print your comments below.

**C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

1 U P X 2 9 2 1 8 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

+

02FWZA

**Agenda**

- Elect three directors to serve until 2019 as Class III directors.
- Approve, on an advisory basis, the compensation paid to the named executive officers of EnSync, Inc.
- Approve the 2010 Omnibus Long-Term Incentive Plan Amendment.
- Approve the 2012 Non-Employee Director Equity Compensation Plan Amendment.
- Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2017.
- Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at www.envisionreports.com/ESNC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

EnSync

## Proxy — ENSYNC, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENSYNC, INC.**

The undersigned hereby appoints Bradley Hansen and Paul Koeppe proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of EnSync, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of EnSync, Inc. to be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Monday, November 14, 2016 at 10:00 am local time, and at any adjournment thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING PROPOSED BY ENSYNC, INC.**

(Continued, and to be marked, dated and signed, on the other side)

EnSync

**IMPORTANT ANNUAL MEETING INFORMATION**

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

## Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

**A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5.**

1. Election of Directors:

| | For | Withhold |
|---|---|---|
| 01 - Eric C. Apfelbach | ☐ | ☐ |
| 02 - Paul F. Koeppe | ☐ | ☐ |
| 03 - Theodore Stern | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. Approve, on an advisory basis, the compensation paid to the named executive officers of EnSync, Inc. | ☐ | ☐ | ☐ |
| 3. Approve the 2010 Omnibus Long-Term Incentive Plan Amendment. | ☐ | ☐ | ☐ |
| 4. Approve the 2012 Non-Employee Director Equity Compensation Plan Amendment. | ☐ | ☐ | ☐ |
| 5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2017. | ☐ | ☐ | ☐ |

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

**B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below**

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

| Date (mm/dd/yyyy) — Please print date below. | Signature 1 — Please keep signature within the box. | Signature 2 — Please keep signature within the box. |
|---|---|---|
| / / | | |

1 U P X 2 9 2 1 8 5 2

02FXDA

**Agenda**

- Elect three directors to serve until 2019 as Class III directors.
- Approve, on an advisory basis, the compensation paid to the named executive officers of EnSync, Inc.
- Approve the 2010 Omnibus Long-Term Incentive Plan Amendment.
- Approve the 2012 Non-Employee Director Equity Compensation Plan Amendment.
- Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2017.
- Transact such other business as may properly come before the meeting.

You can view the Annual report and Proxy Statement on the internet at
www.edocumentview.com/ESNC

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

EnSync

## Proxy — ENSYNC, INC.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENSYNC, INC.**

The undersigned hereby appoints Bradley Hansen and Paul Koeppe proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of EnSync, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Shareholders of EnSync, Inc. to be held at the Radisson Hotel, N88 W14750 Main Street, Menomonee Falls, Wisconsin, on Monday, November 14, 2016 at 10:00 am local time, and at any adjournment thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PROPOSALS 1, 2, 3, 4 AND 5 ARE BEING PROPOSED BY ENSYNC, INC.**

(Continued, and to be marked, dated and signed, on the other side)

*** Exercise Your *Right* to Vote ***

ENSYNC, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: September 27, 2016
Date: November 14, 2016 **Time:** 10:00 AM CST
Location: Radisson Hotel
N88 W14750 Main Street
Menomonee Falls, WI 53051

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
\# of # Sequence #

0000300490_1 R1.0.1.25

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 28, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000300490_2 R1.0.1.25

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

   Nominees

01 Eric C. Apfelbach   02 Paul F. Koeppe   03 Theodore Stern

The Board of Directors recommends you vote FOR the following proposal(s):

2. Approve, on an advisory basis, the compensation paid to the named executive officers of EnSync, Inc.

3. Approve the 2010 Omnibus Long-Term Incentive Plan Amendment.

4. Approve the 2012 Non-Employee Director Equity Compensation Plan Amendment.

5. Ratify the selection of Baker Tilly as independent registered public accounting firm for fiscal 2017.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

BARCODE

→ 0000 0000 0000 0000

Broadridge Internal Use Only
XXXXXXXXXX
XXXXXXXXXX
Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000300490_3 R1.0.1.25

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

0000300490_4 R1.0.1.25

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
of # Sequence